J.P. MORGAN ACCEPTANCE CORPORATION II ABS-15G

Exhibit 99.16

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

J.P. Morgan Acceptance Corporation II

383 Madison Avenue, 8th Floor

New York, New York 10179

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2024-CES2, Mortgage Pass-Through Certificates, Series 2024-CES2. J.P. Morgan Acceptance Corporation II (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Loan File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 6, 2024, representatives of the Company provided us with a mortgage loan listing with respect to 5,171 mortgage loans (the “Mortgage Loan Listing”). At your instruction, we randomly selected 550 mortgage loans from the Mortgage Loan Listing (the “Selected Loans”).

Further, on October 10, 2024, representatives of the Company provided us with a computer-generated mortgage loan data file and related record layout containing data with respect to 4,985 mortgage loans (the “Statistical Loan File”), including 531 of the 550 Selected Loans. The remaining 531 Selected Loans hereinafter referred to as the “Sample Loans.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.          Loan number (for control purposes only)

2.          Origination date

3.          Loan type (fixed or adjustable)

4.          Balloon indicator (yes/no)

5.          Original principal balance

6.          Interest rate

7.          Monthly P&I payment*

8.          First payment date

9.          Original term to maturity

10.       Property city

11.       Property state

12.       Property zip code

13.       Prepayment penalty term (if applicable)

14.       Interest only term (if applicable)

15.       Occupancy status

16.       Self-employment flag

17.       Property type

18.       Appraisal report date

19.       Appraised value

20.       Loan purpose

21.       Sales price (if applicable)

22.       Borrower Score

23.       Co-Borrower Score (if applicable)

24.       Lien position

25.       Senior lien balance (if applicable)

26.       Original loan-to-value ratio

27.       Combined loan-to-value ratio

28.       Modification indicator (yes or no)

29.       Modification date**

* For non-interest only loans only

** For Sample Loans that are modified loans and not a Recast Loan (as defined below) only

We compared Characteristic 2. to the corresponding information set forth on, or derived from, the respective Fixed Rate Note (the “Note”); Characteristics 3. through 12. to the Note, “Automatic Loan Payment Agreement” (if applicable) or the “Modification Agreement” (if applicable); Characteristic 13. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 14. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 15. and 16. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 17. through 19. to the AVM Report, Uniform Residential Appraisal Report, Loan Product Advisor Full Feedback Certificate or the DU Underwriting Findings (collectively, the “Appraisal Report”); Characteristic 20. to the Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Purchase”) to the Settlement Statement; Characteristics 22. and 23. to the “Credit Report”; Characteristic 24. to the Senior Lien Note, Mortgage Statement, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristic 25. to the Lien Summary or the Credit Report; and Characteristics 28. and 29. to the corresponding information set forth on or derived from the Modification Agreement.

With respect to Characteristic 26., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “Purchase” (as determined from the Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “Cash Out” (as determined above or from the Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 27., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “Purchase” (as determined from the Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “Cash Out” (as determined above or from the Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 7., differences of $1.00 or less are deemed to be “in agreement;”

•	with respect to Characteristic 17., a property type indicated on the Statistical Loan File as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 17., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” with a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•	with respect to Characteristics 17., 18. and 19. and for the recalculations of Characteristics 26. and 27., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the most recently dated Appraisal Report or, to the extent that each such Appraisal Report indicated an appraisal report date within 12 months of the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•	with respect to Characteristics 22. and 23., if three scores were observed on the Credit Report, we used the median score or, if two scores were observed on the Credit Report, we used the lower score;

•	with respect to our comparison of Characteristic 25., differences of $100 or less are deemed to be “in agreement;”

•	with respect to Characteristic 26. differences of 1.000% or less are deemed to be “in agreement.” Further, for the Sample Loans indicated in Appendix A, we observed a difference with respect to the original loan-to-value ratio set forth on the Statistical Loan File, when compared to the original loan-to-value as determined above. For these Sample Loans, we were instructed to perform an additional procedure and recompute the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by (b) the appraised value (as set forth on the Uniform Underwriting and Transmittal Summary).

•	with respect to Characteristic 27. differences of 1.000% or less are deemed to be “in agreement.” Further, for the Sample Loans indicated in Appendix B, we observed a difference with respect to the combined loan-to-value ratio set forth on the Statistical Loan File, when compared to the combined loan-to-value as determined above. For these Sample Loans, we were instructed to perform an additional procedure and recompute the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior lien balance (as set forth on the Lien Summary) by (b) the appraised value (as set forth on the Uniform Underwriting and Transmittal Summary).

•	with respect to Characteristic 28., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no” to the corresponding information set forth on the Statistical Loan File if the respective Modification Agreement indicates (a) a modification that reduces the monthly P&I payment of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note (a “Recast Loan”) and (ii) “yes” to the corresponding information set forth on the Statistical Loan File if such Sample Loan is not a Recast Loan; and

•	with respect to Characteristic 29., differences of one day are deemed to be “in agreement.”

The loan documents described above, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company, are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix C. Supplemental information is contained in Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information set forth in the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report were intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 23, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 26. for the following Sample Loans:

303972643
304243382
304243518
304243592
304243606
304243835

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 27. for the following Sample Loans:

303972643
304243382
304243518
304243592
304243606
304243835

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Three differences for self-employment flag.
2	Eleven differences for property type.
3	One difference for appraisal report date.
4	One difference for appraised value.
5	One difference for Borrower Score.
6	Eight differences for senior lien balance.
7	Five differences for combined loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 23, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	304348119	Self-employment flag	Yes	No
1	304348152	Self-employment flag	Yes	No
1	304348611	Self-employment flag	Yes	No
2	304041461	Property type	single family detached (non-PUD)	PUD
2	304311223	Property type	single family detached (non-PUD)	PUD
2	304315190	Property type	single family detached (non-PUD)	PUD
2	304348030	Property type	dPUD	APUD
2	304348405	Property type	dPUD	APUD
2	304348805	Property type	dPUD	APUD
2	304349151	Property type	dPUD	APUD
2	304349577	Property type	dPUD	APUD
2	304349613	Property type	dPUD	APUD
2	304352483	Property type	1 Family Attached	single family detached (non-PUD)
2	304355926	Property type	single family detached (non-PUD)	PUD
3	304349804	Appraisal report date	[REDACTED]	[REDACTED]
4	304331471	Appraised value	[REDACTED]	[REDACTED]
5	304314206	Borrower Score	758	756
6	303906397	Senior lien balance	[REDACTED]	[REDACTED]
6	304041494	Senior lien balance	[REDACTED]	[REDACTED]
6	304041642	Senior lien balance	[REDACTED]	[REDACTED]
6	304243627	Senior lien balance	[REDACTED]	[REDACTED]
6	304254704	Senior lien balance	[REDACTED]	[REDACTED]
6	304331895	Senior lien balance	[REDACTED]	[REDACTED]
6	304354073	Senior lien balance	[REDACTED]	[REDACTED]
6	304356289	Senior lien balance	[REDACTED]	[REDACTED]
7	303906397	Combined loan-to-value ratio	9.980%	33.218%
7	304041494	Combined loan-to-value ratio	80.250%	79.508%
7	304041642	Combined loan-to-value ratio	64.310%	63.375%
7	304243627	Combined loan-to-value ratio	57.980%	58.074%
7	304356289	Combined loan-to-value ratio	46.720%	46.353%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.